Earnings Presentation Third Quarter 2012 October 24, 2012 Presenters: Joseph P. Campanelli Chief Executive Officer Michael J. Tierney President Paul D. Borja Chief Financial Officer

Cautionary Statement This presentation contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. Forward-looking statements, by their nature, involve estimates, projections, goals, forecasts, assumptions, risks and uncertainties that could cause actual results or outcomes to differ materially from those expressed in a forward-looking statement. Examples of forward-looking statements include statements regarding our expectations, beliefs, plans, goals, objectives and future financial or other performance. Words such as "expects," "anticipates," "intends," "plans," "believes," "seeks," "estimates" and variations of such words and similar expressions are intended to identify such forward-looking statements. Any forward-looking statement speaks only as of the date on which it is made. Except to fulfill our obligations under the U.S. securities laws, we undertake no obligation to update any such statement to reflect events or circumstances after the date on which it is made. There are a number of important factors that could cause future results to differ materially from historical performance and these forward-looking statements. Factors that might cause such a difference include: (1) Volatile interest rates that impact, amongst other things, (i) the mortgage banking business, (ii) our ability to originate loans and sell assets at a profit, (iii) prepayment speeds and (iv) our cost of funds, could adversely affect earnings, growth opportunities and our ability to pay dividends to stockholders; (2) Competitive factors for loans could negatively impact gain on loan sale margins; (3) Competition from banking and non-banking companies for deposits and loans can affect our growth opportunities, earnings, gain on sale margins, market share and ability to transform business model; (4) Changes in the regulation of financial services companies and government-sponsored housing enterprises, and in particular, declines in the liquidity of the residential mortgage loan secondary market, could adversely affect our business; (5) Changes in regulatory capital requirements or an inability to achieve or maintain desired capital ratios could adversely affect our growth and earnings opportunities and our ability to originate certain types of loans, as well as our ability to sell certain types of assets for fair market value or to transform our business model; (6) General business and economic conditions, including unemployment rates, movements in interest rates, the slope of the yield curve, any increase in mortgage fraud and other related criminal activity and the further decline of asset values in certain geographic markets, may significantly affect our business activities, loan losses, reserves, earnings and business prospects; (7) Factors concerning the implementation of proposed refinements and transformation of our business model could result in slower implementation times than we anticipate and negate any competitive advantage that we may enjoy; (8) Actions of mortgage loan purchasers, guarantors and insurers regarding repurchases and indemnity demands and uncertainty related to foreclosure procedures could adversely affect our business activities and earnings; (9) The Dodd-Frank Wall Street Reform and Consumer Protection Act has resulted in the elimination of the Office of Thrift Supervision, tightening of capital standards, and the creation of a new Consumer Financial Protection Bureau ("CFPB") and has resulted, or will result, in new laws, regulations and regulatory supervisors that are expected to increase our costs of operations. In addition, the change to the Office of the Comptroller of the Currency ("OCC") as Flagstar Bank, FSB’s primary federal regulator may result in interpretations affecting our operations different than those of the Office of Thrift Supervision ("OTS"); (10) Both the volume and the nature of consumer actions and other forms of litigation against financial institutions have increased and to the extent that such actions are brought against us or threatened, the cost of defending such suits as well as potential exposure could increase our costs of operations; (11) Our compliance with the terms and conditions of the agreement with the U.S. Department of Justice, the impact of performance and enforcement of commitments under, and provisions contained in the agreement, and our accuracy and ability to estimate the financial impact of that agreement, including the fair value of the future payments required, could accelerate our litigation settlement expenses relating thereto; (12) The downgrade by Standards & Poor's of the long-term credit rating of the U.S. could materially affect global and domestic financial markets and economic conditions, which may affect our business activities, financial condition, and liquidity; and (13) If we do not regain compliance with the New York Stock Exchange ("NYSE") continued listing requirements, our common stock may be delisted from the NYSE. All of the above factors are difficult to predict, contain uncertainties that may materially affect actual results, and may be beyond our control. New factors emerge from time to time, and it is not possible for our management to predict all such factors or to assess the effect of each such factor on our business. Please also refer to Item 1A to Part I of our Annual Report on Form 10-K, which is incorporated by reference herein, for further information on these and other factors affecting us. Although we believe that the assumptions underlying the forward-looking statements contained herein are reasonable, any of the assumptions could be inaccurate, and therefore any of these statements included herein may prove to be inaccurate. In light of the significant uncertainties inherent in the forward-looking statements included herein, the inclusion of such information should not be regarded as a representation by us or any other person that the results or conditions described in such statements or our objectives and plans will be achieved. 2 3rd Quarter 2012 Earnings Presentation

Third Quarter 2012 Highlights 3 • Net income to common stockholders of $79.7 million, or $1.36 per share (year-to-date $156.9 million, or $2.61 per share) • Record gain on loan sale income of $334.4 million, or 242 bps. • Residential mortgage originations of $14.5 billion. • Quarterly bank net interest margin of 2.21%. • Continued growth in commercial loans, consistent with business plan. • $14.9 billion in total assets. • Regulatory capital ratios increased, credit quality improved: • Tier 1 capital ratio (to adjusted total assets) increased to 9.31%. • Consumer non-performing loans improved for third consecutive quarter, with a 5.8% decrease from prior quarter. • Commercial non-performing loans decreased by 11.2% from prior quarter. • Balance sheet strengthened: • Increased ALLL by $18.0 million from prior quarter. • Increased representation and warranty reserves by $41.0 million from prior quarter. • Other key items: • Increase of $40.0 million in litigation reserves for assessment of overall exposure from pending and threatened litigation • $15.2 million loss on extinguishment of debt from the prepayment of $500.0 million in long-term FHLB advances. • Recognition of a $19.9 million tax benefit realized upon the sale of the remaining $210.9 million in non- agency collateralized mortgage obligation securities. 3rd Quarter 2012 Earnings Presentation

Summary of Financial Results 4 (1) Net servicing revenue includes net loan administration income and net gain (loss) on trading securities. (2) See Non-GAAP reconciliation. ($ in millions, except per share data) Q3 2012 Q2 2012 Q3 2011 Net Interest Income $73.1 $75.5 $65.6 Provision $52.6 $58.4 $36.7 Gain on Loan Sale $334.4 $212.7 $103.9 Net Servicing Revenue (1) $11.3 $28.7 $16.9 Net Income (Loss) Applicable to Common Shareholders $79.7 $86.0 ($14.2) Diluted Earnings / (Loss) per Share $1.36 $1.47 ($0.26) Total Assets $14,899.2 $14,368.4 $13,734.0 Total Stockholders' Equity $1,250.6 $1,178.3 $1,159.3 Book Value per Common Share $17.76 $16.50 $16.30 NPLs / Gross Loans HFI 6.09% 6.59% 6.52% NPAs / Total Assets (Bank) 3.48% 3.75% 4.09% ALLL / NPLs 76.45% 66.50% 63.39% ALLL / Gross Loans HFI 4.65% 4.38% 4.13% NPAs / Tier 1 Capital + Allowance for Loan Losses (2) 30.77% 34.04% 35.88% Tier 1 Capital Ratio 9.31% 9.07% 9.31% Total Risk Based Capital Ratio 17.58% 17.03% 17.64% Tier 1 Common to Risk Weighted Assets (2) 10.32% 9.60% 9.86% Total Equity / Total Assets 8.39% 8.20% 8.44% 3rd Quarter 2012 Earnings Presentation

Condensed Income Statement 5 (1) The preferred stock dividend/accretion for Q3 2012 and Q2 2012 represents only the accretion. On January 27, 2012, the Company elected to defer payment of dividends and interest on the preferred stock. (2) Restated for a one-for-ten reverse stock split announced September 27, 2012 and effective on October 10, 2012. ($ in millions, except per share data) Q3 2012 Q2 2012 Q3 2011 Net interest income $73.1 $75.5 $65.6 Provision for loan losses 52.6 58.4 36.7 Net interest income after provision for loan losses 20.5 17.1 28.9 Non-interest income 273.7 240.3 112.6 Non-Interest expense 233.5 169.5 150.7 Income (loss) before federal income taxes 60.7 87.9 (9.2) (Benefit) provision for federal income taxes (20.4) 0.5 0.3 Net income (loss) 81.1 87.4 (9.5) Preferred stock dividend/accretion (1) (1.4) (1.4) (4.7) Net income (loss) applicable to common stockholders $79.7 $86.0 ($14.2) Diluted earnings (loss) per Share (2) $1.36 $1.47 ($0.26) -- Net income to common stockholders was $79.7 million for the third quarter 2012, the second consecutive quarter of profitability… 3rd Quarter 2012 Earnings Presentation Totals may not foot due to rounding

Select Balance Sheet Items 6 -- During the quarter we sold our remaining non-agency CMO portfolio … 3rd Quarter 2012 Earnings Presentation ($ in millions) As of Sep 30, 2012 As of Jun 30, 2012 As of Sep 30, 2011 Total assets $14,899.2 $14,368.4 $13,734.0 Cash and interest earning deposits $1,003.4 $1,270.4 $902.8 Residential first mortgage loans 3,086.1 3,102.1 3,828.1 Second mortgage loans 122.3 127.4 146.5 Commercial real estate loans 1,005.5 1,075.0 1,268.9 Warehouse loans 1,307.3 1,261.4 995.7 Consumer lending (including HELOC and other) 245.3 255.8 305.9 Other commercial loans 785.9 728.4 276.7 Investment loan portfolio $6,552.4 $6,550.3 $6,821.7 Loans held for sale $3,251.9 $2,459.5 $2,080.9 Loans repurchased with government guarantees 1,931.2 1,999.1 1,746.0 Securities classified as trading 170.1 169.8 312.8 Securities classified as available for sale 198.9 424.8 521.3 Mortgage servicing rights 686.8 638.9 437.3 Totals may not foot due to rounding

3rd Quarter 2012 Earnings Presentation 7 Summary Asset Quality (1) Consumer loans include: residential first mortgage, second mortgage, construction, warehouse lending, HELOC, and other consumer loans. Commercial loans include: commercial real estate, commercial and industrial, and commercial lease financing loans (2) Includes non-performing loans available-for-sale. $ in millions Q3 2012 Q2 2012 Q3 2011 Consumer (1) $53.9 $62.1 $91.3 Commercial (1) $9.6 $1.7 $13.7 Total 30 - 59 Days Past Due $63.5 $63.8 $105.0 Consumer (1) $26.7 $24.8 $46.0 Commercial (1) $0.4 $2.3 $10.5 Total 60 - 89 Days Past Due $27.1 $27.1 $56.5 Consumer (1) $276.3 $293.5 $352.4 Commercial (1) $122.6 $138.1 $92.5 Total Greater than 90 days Past Due $398.9 $431.6 $444.9 Non-performing Assets (2) $520.5 $541.3 $561.6 To Total Assets (Bank only) 3.48% 3.75% 4.09% Provision for Loan Losses $52.6 $58.4 $36.7 Charge-offs, Net of Recoveries $34.6 $52.4 $28.7 Allowance for Loan Losses $305.0 $287.0 $282.0 To Loans Held for Investment 4.65% 4.38% 4.13% To Non-performing Loans 76.5% 66.5% 63.4% Real Estate Owned $119.5 $107.2 $113.4 -- Past due loans stabilized or improved… -- The ratio of NPAs to total assets improved… -- The coverage of ALLL to NPLs and to total loans improved… Totals may not foot due to rounding

3rd Quarter 2012 Earnings Presentation (millions) 8 Pre-tax, Pre-credit-cost Revenue Note: See Non-GAAP reconciliation. -- Pre-tax, pre-credit-cost revenue continues to grow, driven by the strength of the mortgage banking business… $95.4 $89.7 $62.5 $41.0 $102.5 $98.3 $206.3 $215.5 $250.4 $0 $50 $100 $150 $200 $250 $300 Q3 2010 Q4 2010 Q1 2011 Q2 2011 Q3 2011 Q4 2011 Q1 2012 Q2 2012 Q3 2012 Pre-tax, pre-credit-cost revenue

9 Regulatory Capital Ratios -- The regulatory capital ratios, especially the Tier 1 capital ratio, increased from the prior quarter, reflecting the quarter’s profitable results… 3rd Quarter 2012 Earnings Presentation 0.0939 9.24% 9.12% 9.61% 9.87% 10.07% 9.31% 8.95% 8.64% 9.07% 9.31% 0.1798 17.20% 16.87% 18.55% 20.51% 19.73% 17.64% 16.64% 16.06% 17.03% 17.58% 0 0.05 0.1 0.15 0.2 Mar-10 Jun-10 Sep-10 Dec-10 Mar-11 Jun-11 Sep-11 Dec-11 Mar-12 Jun-12 Sep-12 Tier 1 Capital Ratio (to Adjusted Total Assets) Total Risk-Based Capital Ratio (to Risk-weighted Assets)

10 Net Gain on Loan Sales and Margin (millions) -- Net gain on loan sales continued to increase, driven by higher margins and increasing volume… $103.9 $106.9 $204.9 $212.7 $334.4 1.53% 1.02% 1.89% 1.66% 2.42% 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 3.50% 4.00% 4.50% 5.00% $0 $50 $100 $150 $200 $250 $300 $350 Q3 2011 Q4 2011 Q1 2012 Q2 2012 Q3 2012 Net Gain on Loan Sales Gain on Loan Sale Margin 3rd Quarter 2012 Earnings Presentation

11 Mortgage Originations $2,538.9 $2,148.3 $2,188.5 $3,324.5 $3,267.8 $4,387.5 $8,038.8 $8,980.9 $9,222.5 $11,245.8 $0 $2,000 $4,000 $6,000 $8,000 $10,000 $12,000 $14,000 $16,000 Q3 2011 Q4 2011 Q1 2012 Q2 2012 Q3 2012 Purchase Originations Refinance Originations (millions) -- Mortgage originations continued to grow overall, with increasing refinance business and continued demand for purchase loans similar to the prior quarter… 3rd Quarter 2012 Earnings Presentation

$1,500 $2,500 $3,500 $4,500 $5,500 $6,500 $7,500 2007 2008 2009 2010 2011 2012 12 Historical Monthly Lock Volume (millions) -- Current lock volume (see thick red line, below) is well above the 5-year levels for each of the months so far this year… 3rd Quarter 2012 Earnings Presentation

13 Net Servicing Revenue Note: Net servicing revenue includes net loan administration income and net gain (loss) on trading securities. (millions) $16.9 $29.0 $32.9 $28.7 $11.3 $0 $5 $10 $15 $20 $25 $30 $35 Q3 2011 Q4 2011 Q1 2012 Q2 2012 Q3 2012 Net Servicing Revenue -- Net servicing revenue, which is income arising from mortgage servicing rights plus hedges, declined in the current quarter as prepayment speeds increased due to refinances, and as the interest rate market experienced significant volatility during the quarter… 3rd Quarter 2012 Earnings Presentation

Mortgage Banking Revenue Supporting Bank 14 -- Mortgage banking revenue continues to support the Bank’s business model, offsetting or exceeding legacy credit costs over the last several quarters… $103.9 $106.9 $204.9 $212.7 $334.4 $111.7 $173.2 $213.6 $127.6 $189.7 $0 $50 $100 $150 $200 $250 $300 $350 Q3 2011 Q4 2011 Q1 2012 Q2 2012 Q3 2012 Net gain on loan sales Total credit-related-costs Q3 2011 Q4 2011 Q1 2012 Q2 2012 Q3 2012 Mortgage Locks (billions) $13. 1 $ 11.2 $ 14.9 $ 17.5 $ 18.1 Mortgage Originations (billions) $ 6.9 $ 10.2 $ 11.2 $ 12.5 $ 14.5

$36.7 $63.5 $114.7 $58.4 $52.6 $34.5 $32.4 $36.8 $20.9 $12.5 $39.0 $69.3 $60.5 $46.0 $124.5 $0 $50 $100 $150 $200 $250 Q3 2011 Q4 2011 Q1 2012 Q2 2012 Q3 2012 Provision for loan losses Asset resolution Representation and warranty reserve – change in estimate 15 Primary Credit Related Costs (millions) -- Credit costs for the quarter were primarily affected by expenses for the representation and warranty reserve, as we increased our reserve in light of new information obtained from the GSEs, as well as current trends in repurchase demands, appeal rates and loss severity… 3rd Quarter 2012 Earnings Presentation

16 Representation and Warranty Reserve ($ in millions) 3Q11 4Q11 1Q12 2Q12 3Q12 Beginning balance $79.4 $85.0 $120.0 $142.0 $161.0 Additions $40.8 $72.8 $65.6 $51.7 $130.9 Net charge-offs ($35.2) ($37.8) ($43.6) ($32.7) ($89.9) Ending Balance $85.0 $120.0 $142.0 $161.0 $202.0 -- The R&W reserve was increased to reflect an updated forecast for future demands based on the latest available data… 3rd Quarter 2012 Earnings Presentation Totals may not foot due to rounding

$349.5 $343.3 $357.4 $469.8 $425.6 22.6% 26.8% 29.3% 21.1% 9.0% 0.00% 10.00% 20.00% 30.00% 40.00% 50.00% 60.00% 70.00% 80.00% $0 $100 $200 $300 $400 $500 Q3 2011 Q4 2011 Q1 2012 Q2 2012 Q3 2012 Repurchase Pipeline % demands 180+ days old 17 Repurchase Pipeline (UPB) (millions) -- Focus on pipeline demands during the quarter substantially reduced both the overall pipeline and the level of demands aged 180+ days… 9% Decrease 12% Decrease 3rd Quarter 2012 Earnings Presentation

18 Audit File Review Requests (Units) 3,911 2,776 2,785 2,910 1,224 598 996 1,202 1,502 1,664 0 500 1000 1500 2000 2500 3000 3500 4000 4500 5000 Q3 2011 Q4 2011 Q1 2012 Q2 2012 Q3 2012 Audit File Review Requests (units) Fannie Mae Freddie Mac -- Fannie Mae audit file review requests, a leading indicator of repurchase demands, decreased significantly from the prior quarter, with Freddie Mac file review requests increasing slightly… 35% Decrease 3rd Quarter 2012 Earnings Presentation

19 New Demands (Units) 840 818 917 1,572 1,100 131 151 217 208 216 0 200 400 600 800 1000 1200 1400 1600 1800 2000 Q3 2011 Q4 2011 Q1 2012 Q2 2012 Q3 2012 New Demands (units) Fannie Mae Freddie Mac -- New demands made by the GSEs following audit file reviews have declined with Fannie Mae, and have remained relatively flat over the last three quarters with Freddie Mac… 26% Decrease 3rd Quarter 2012 Earnings Presentation

20 New Demands by Vintage (UPB) -- New demands by the GSEs reflect a decline in loans across all vintages, with a continued emphasis on 2007 – 2008 vintage loans… 3rd Quarter 2012 Earnings Presentation ($ in millions) 3Q11 4Q11 1Q12 2Q12 3Q12 2005 & Prior $13 $13 $18 $26 $16 2006 31 32 28 34 24 2007 87 87 93 136 113 2008 45 45 63 89 57 2009-2012 24 15 36 62 50 Total $201 $193 $239 $347 $259 Breakout of 3Q12 Demands ($ in millions) Fannie Mae Freddie Mac Total 2005 & Prior $14 $2 $15 2006 18 5 23 2007 108 5 111 2008 53 4 57 2009-2012 18 32 51 Total $211 $48 $259 Totals may not foot due to rounding

21 Performance of 2009 – 2012 Vintage Demands -- While new demands in the 2009 – 2012 vintage have increased over the last two quarters, we believe losses associated with those demands will be relatively insignificant… 3rd Quarter 2012 Earnings Presentation New demands for the 2009-2012 vintages were down 20% from the prior quarter Over the last 5 quarters, 66% of the new demands from the 2009 – 2012 vintages are loans that are currently “performing” • New demands for these vintages decreased by 20% from the prior quarter • Substantial percentage (66% on average over last 5 quarters) of these new demands are for performing loans, with a significant portion related to curable documentation and similar issues. 102 63 121 259 207 0 50 100 150 200 250 300 Q3 2011 Q4 2011 Q1 2012 Q2 2012 Q3 2012 New Demands (Units) 3 5 11 31 9 85 37 87 142 144 14 21 23 86 54 0 50 100 150 200 250 300 Q3 2011 Q4 2011 Q1 2012 Q2 2012 Q3 2012 New Demands (Units) Makewhole Repurchase - Current Repurchase - Delinquent

22 Allowance for Loan Losses $282 $318 $281 $287 $305 63.4% 65.1% 69.1% 66.5% 76.5% 20% 30% 40% 50% 60% 70% 80% 90% 100% $0 $50 $100 $150 $200 $250 $300 $350 $400 Allowance for Loan Losses ALLL / Non-performing Loans (millions) -- Loan loss reserves continue to strengthen, both in total and as a percentage of non-performing loans… 3rd Quarter 2012 Earnings Presentation

23 Troubled Debt Restructurings (TDRs) (millions) -- Our loan modification programs continued to be active in helping consumers stay in their homes. Performing TDRs have increased by 19% in 2012, while non-performing TDRs have decreased by 59% over the same period… 3rd Quarter 2012 Earnings Presentation $132.4 $135.2 $65.9 $58.2 $55.4 $32.4 $61.3 $93.3 $74.8 $54.1 $513.8 $517.2 $537.2 $576.0 $614.3 $0 $100 $200 $300 $400 $500 $600 $700 $800 Q3 2011 Q4 2011 Q1 2012 Q2 2012 Q3 2012 Non-performing TDRs Modified (less than 6 months) Performing TDRs

24 Net Charge-offs Note: Consumer loans include: residential first mortgage, second mortgage, construction, warehouse lending, HELOC, and other consumer loans. Commercial loans include: commercial real estate, commercial and industrial , and commercial lease financing loans. $18.7 $25.9 $107.1 $23.5 $23.5 $9.9 $1.7 $44.6 $28.9 $11.1 $- $50 $100 $150 $200 Q3 2011 Q4 2011 Q1 2012 Q2 2012 Q3 2012 Consumer Commercial (millions) -- Charge-offs of our held for investment loans declined overall, reflecting a continued focus on loss mitigation strategies and generally improving economic conditions … 3rd Quarter 2012 Earnings Presentation

25 HFI Delinquent Loan Trends Note: Consumer loans include: residential first mortgage, second mortgage, construction, warehouse lending, HELOC, and other consumer loans. Commercial loans include: commercial real estate, commercial and industrial, and commercial lease financing loans. $0.0 $100.0 $200.0 $300.0 $400.0 $500.0 $600.0 30-60 days past due 60-90 days past due 90+ days past due ($ in millions) -- Despite intra-quarter fluctuations, non-performing loans (i.e., 90+ days past due) declined from the prior quarter… 3rd Quarter 2012 Earnings Presentation $0.0 $10.0 $20.0 $30.0 $40.0 $50.0 $60.0 $70.0 $80.0 $90.0 $100.0 30 - 60 Days Past Due Consumer Commercial ($ in millions) $0.0 $10.0 $20.0 $30.0 $40.0 $50.0 $60.0 60 - 90 Days Past Due Consu er Commercial ($ in millions) $0.0 $50.0 $100.0 $150.0 $200.0 $250.0 $300.0 $350.0 $400.0 $450.0 90+ ays Past Due onsumer Commercial ($ in millions)

$5,229.3 $3,967.5 $3,888.7 $3,208.4 $1,600.3 $1,250.3 $970.0 $618.8 $- $2,000 $4,000 $6,000 Dec 2009 Dec 2010 Dec 2011 Sept 30 2012 HFI Residential Mortgage (1st and 2nd) HFI "Legacy" Commercial Real Estate 26 Decline in Legacy Assets Note: “Legacy CRE” consists of loans originated prior to 2011, including those refinanced during 2009 and 2010. (millions) -- Overall legacy assets continue to decline, reflecting pay-downs, dispositions and mitigation efforts… 3rd Quarter 2012 Earnings Presentation 17% Decrease 36% Decrease

27 Bank Net Interest Income and Margin (millions) $67.2 $77.5 $76.5 $77.2 $74.8 2.30% 2.43% 2.41% 2.37% 2.21% 1.50% 2.00% 2.50% 3.00% 3.50% 4.00% $62 $64 $66 $68 $70 $72 $74 $76 $78 Q3 2011 Q4 2011 Q1 2012 Q2 2012 Q3 2012 Net Interest Income before Provision Net Interest Margin (Bank) -- NIM compression reflects declines in variable yields and yields on shorter-duration assets, without any corresponding decline in overall funding costs. Also reflects increased liquidity… 3rd Quarter 2012 Earnings Presentation

28 Cost of Funds $22.7 $20.9 $19.0 $18.3 $17.8 $30.1 $27.6 $27.4 $27.4 $27.1 $1.6 $1.7 $1.8 $1.7 $1.8 2.09% 1.81% 1.76% 1.72% 1.73% 0.00% 1.00% 2.00% 3.00% 4.00% 5.00% 6.00% 7.00% 8.00% $0 $10 $20 $30 $40 $50 $60 $70 $80 $90 $100 Q3 2011 Q4 2011 Q1 2012 Q2 2012 Q3 2012 Deposit Interest Expense FHLB Interest Expense Other Interest Expense Average Funding Cost (millions) -- Average cost of funds remained unchanged from the prior quarter; however overall funds expense declined in both deposits and FHLB advances… 3rd Quarter 2012 Earnings Presentation

3rd Quarter 2012 Earnings Presentation 29 Deposit Mix Note: Represents the ending balance and rate for period noted. Retail core deposits include demand, savings and money market accounts. (millions) As of Sep 30, 2012 As of Jun 30, 2012 As of Sep 30, 2011 Balance Rate Balance Rate Balance Rate Retail Deposits: Demand deposits $ 650 0.16% $ 631 0.14% $ 640 0.19% Savings deposits 1,710 0.62% 1,846 0.69% 1,318 0.74% Money market deposits 435 0.45% 474 0.47% 557 0.62% Certificates of deposit 3,272 1.14% 3,126 1.25% 2,990 1.59% Total retail deposits 6,067 0.84% 6,076 0.90% 5,504 1.13% Core retail deposits / retail deposits 46.08% 48.55% 45.67% Government Banking Deposits: Demand deposits 103 0.36% 126 0.38% 97 0.45% Savings deposits 353 0.51% 244 0.56% 502 0.65% Certificates of deposit 450 0.60% 351 0.62% 362 0.66% Total government banking deposits 906 721 0.56% 961 0.63% Company controlled deposits 2,201 0.00% 1,786 0.00% 1,043 0.00% Wholesale deposits 315 3.43% 339 3.52% 619 3.04% Total deposits $ 9,489 0.70% $ 8,923 0.79% $ 8,128 1.07% Number of banking branches 111 111 162 Totals may not foot due to rounding

Note: Retail core deposits include checking accounts, savings accounts, and money market accounts. 30 Retail Core Deposits $2,514 $2,521 $2,873 $2,950 $2,795 45.7% 45.9% 47.9% 48.6% 46.1% 0.00% 10.00% 20.00% 30.00% 40.00% 50.00% 60.00% 70.00% $0 $500 $1,000 $1,500 $2,000 $2,500 $3,000 Q3 2011 Q4 2011 Q1 2012 Q 2 2012 Q 3 2012 Retail Core Retail Core / Retail Deposits (millions) -- Attraction of core deposits experienced significant competition from institutions offering higher CD yields as consumers reacted to a prolonged low interest rate environment… 3rd Quarter 2012 Earnings Presentation

31 Partnership with the University of Michigan 3rd Quarter 2012 Earnings Presentation

Deposit Market Share and Competitive Landscape 3rd Quarter 2012 Earnings Presentation

- Flagstar is ranked 6th in total Michigan deposit market share for 2012, moving up one position from 2011
- Flagstar outperformed the total Michigan market with deposit growth of 30% versus 5.7% for the state, the second highest competitor was at 14%.

Michigan Deposit Market Share

	Number of Branches	Deposits	Branch Market Share	Deposit Market Share	Power Ratio	Branch Chg	Deposit Chg	Br Market Share Chg	Deposit Market Share Chg	Power Ratio Chg
Chase	308	29,175,141	10.4%	17.5%	168%	1	14.0%	0.13%	1.28%	10.26%
Comerica	218	23,674,354	7.4%	14.2%	192%	0	8.8%	0.07%	0.41%	3.75%
PNC	241	14,947,726	8.2%	9.0%	110%	(3)	-0.7%	-0.02%	-0.58%	-6.71%
Bank of America	214	13,731,428	7.3%	8.2%	114%	(7)	-3.9%	-0.17%	-0.82%	-8.48%
Fifth Third	249	13,661,826	8.4%	8.2%	97%	0	4.6%	0.08%	-0.09%	-1.97%
Flagstar	**111**	**9,096,053**	**3.8%**	**5.5%**	**145%**	(2)	**30.2%**	**-0.03%**	**1.03%**	**28.30%**
Huntington	140	7,843,109	4.7%	4.7%	99%	11	10.2%	0.41%	0.20%	-4.97%
Citizens	156	5,923,119	5.3%	3.6%	67%	1	-1.7%	0.08%	-0.27%	-6.19%
Charter One	104	4,711,827	3.5%	2.8%	80%	(5)	1.2%	-0.13%	-0.12%	-0.44%
Chemical	143	4,383,781	4.8%	2.6%	54%	0	3.1%	0.05%	-0.07%	-1.87%
All Other	1,066	39,478,958	36.1%	23.7%	66%	(24)	1.5%	-0.47%	-0.97%	-1.82%
Total Market	2,950	166,627,322	100%	100%		(28)	5.7%			

Source: FDIC (based on most recently completed survey, June 30, 2012)

32

Flagstar Bancorp

33 Michigan Deposit Summary 3rd Quarter 2012 Earnings Presentation Source: FDIC (based on most recently completed survey, June 30, 2012) Institution June 30, 2012 June 30, 2011 Change Number of Branches Deposits ($000) Branch Size Number of Branches Deposits ($000) Branch Size Number of Branches Deposits ($000) Branch Size Comerica 218 23,674,354 108,598 218 21,760,681 99,820 0 1,913,673 8,778 Chase 308 29,175,141 94,724 307 25,593,656 83,367 1 3,581,485 11,358 Flagstar 111 9,096,053 81,946 113 6,987,263 61,834 (2) 2,108,790 20,112 Bank of America 214 13,731,428 64,166 221 14,285,495 64,640 (7) (554,067) (475) PNC 241 14,947,726 62,024 244 15,053,433 61,694 (3) (105,707) 329 Huntington 140 7,843,109 56,022 129 7,114,078 55,148 11 729,031 874 Fifth Third 249 13,661,826 54,867 249 13,066,391 52,475 0 595,435 2,391 Charter One 104 4,711,827 45,306 109 4,654,716 42,704 (5) 57,111 2,602 Citizens 156 5,923,119 37,969 155 6,024,966 38,871 1 (101,847) (902) All other 1,066 39,478,958 37,035 1,090 38,891,640 35,680 (24) 587,318 1,354 Chemical 143 4,383,781 30,656 143 4,251,223 29,729 0 132,558 927 Michigan 2,950 166,627,322 56,484 2,978 157,683,542 52,949 (28) 8,943,780 3,534

$276.7 $443.4 $688.7 $728.4 $785.9 $0 $100 $200 $300 $400 $500 $600 $700 $800 Q3 2011 Q4 2011 Q1 2012 Q2 2012 Q3 2012 Commercial Non-Real Estate Loan Balance 34 Commercial Non-RE Portfolio Note: Includes commercial and industrial and commercial lease financing loans. (millions) -- Portfolio growth during the quarter reflects the continued emphasis on C&I loan growth… 3rd Quarter 2012 Earnings Presentation

35 Commercial RE Portfolio Note: “Legacy CRE” consists of loans originated prior to 2011, including those refinanced during 2009 and 2010, while “New CRE” consists of loans originated during 2011 and 2012. $1,025.1 $970.0 $873.0 $746.9 $618.8 $243.7 $273.0 $284.9 $328.2 $386.7 $- $500 $1,000 $1,500 Q3 2011 Q4 2011 Q1 2012 Q2 2012 Q3 2012 Legacy CRE New CRE (millions) -- The balances of “legacy” CRE loans continue to decline, with moderate growth in newly originated CRE loans… 3rd Quarter 2012 Earnings Presentation

3rd Quarter 2012 Earnings Presentation 36 Appendix

3rd Quarter 2012 Earnings Presentation 37 Commercial RE Portfolio Note: “Legacy CRE” consists of loans originated prior to 2011, including those refinanced during 2009 and 2010, while “New CRE” consists of loans originated during 2011 and 2012. $ in thousands New Commercial RE Legacy Commercial RE Property Type Balance 30 - 59 Days Past Due 60 - 89 Days Past Due 90+ Days Past Due (1) Total Reserves Balance 30 - 59 Days Past Due 60 - 89 Days Past Due 90+ Days Past Due (1) Total Reserves Construction one-to-four family - - - - - $387 - - $387 - Land 156 - - - 3 5,230 - - 2,130 255 Services 303 - - - 5 - - - - - Commercial & Industrial Loans 6,447 - - - 298 215 - - - 151 One-to-four family conventional 1,645 - - - 28 648 103 - 241 46 One-to-four family closed end mortgage - - - - - 294 - - - 24 Mult-family conventional 136,873 - - - 2,292 48,496 8,902 - 1,233 3,883 Commercial non-owner occupied 148,626 - - - 2,504 510,064 130 397 112,864 34,185 Secured by non-farm, non- residential 45,144 - - - 448 52,174 428 - 5,731 3,865 Other 50,755 - - - 848 - - - - - Negative Escrow 2 - - - - 2,596 - - - - Net deferred fees and other (3,238) - - - - (1,319) - - - - Total: $386,713 $0.0 $0.0 $0.0 $6,426 $618,785 $9,563 $397 $122,586 $42,409 Totals may not foot due to rounding

3rd Quarter 2012 Earnings Presentation

Commercial RE Portfolio – by State

$ in thousands

State	Construction One-to-Four Family	Land	Services	Commercial and Industrial Loans	One-to-Four Family Conventional	One-to-Four Family Closed End Mortgage	Multi-Family Conventional	Commercial Non-Owner Occupied	Secured by Non-farm, Non-residential	Other	Total
MI	$0	$221	$303	$6,662	$2,293	$294	$57,024	$345,957	$52,139	$986	**$465,879**
NY	-	-	-	-	-	-	100,000	25,048	9,279	9,500	**143,827**
GA	-	-	-	-	-	-	-	63,032	7,951	-	**70,983**
MA	-	-	-	-	-	-	17,336	7,323	8,021	17,679	**50,359**
IN	-	5,165	-	-	-	-	-	35,165	6,119	-	**46,448**
VA	-	-	-	-	-	-	-	34,213	-	5,907	**40,120**
CT	-	-	-	-	-	-	-	27,639	2,843	-	**30,482**
RI	-	-	-	-	-	-	-	13,921	-	3,440	**17,362**
FL	-	-	-	-	-	-	-	13,214	-	3,385	**16,599**
KY	-	-	-	-	-	-	-	11,102	-	-	**11,102**
TX	-	-	-	-	-	-	-	10,568	-	-	**10,568**
TN	-	-	-	-	-	-	-	8,859	1,261	-	**10,120**
PA	-	-	-	-	-	-	9,905	-	-	-	**9,905**
MD	-	-	-	-	-	-	-	-	-	9,858	**9,858**
CO	-	-	-	-	-	-	-	9,554	147	-	**9,701**
Other	387	-	-	-	-	-	1,105	53,094	9,560	(1,959)	**62,187**
Total	$387	$5,386	$303	$6,662	$2,293	$294	$185,369	$658,690	$97,318	$48,796	$1,005,498

Note: Reflects unpaid principal balance of underlying loans before accounting adjustments for discounts and other items. Also excludes commercial letters of credit

Totals may not foot due to rounding

Flagstar Bancorp

38

3rd Quarter 2012 Earnings Presentation 39 Commercial RE Portfolio – by Vintage Note: Reflects unpaid principal balance of underlying loans before accounting adjustments for discounts and other items. Also excludes commercial letters of credit $ in thousands Vintage Construction One-to-Four Family Land Services Commercial and Industrial Loans One-to-Four Family Conventional One-to-Four Family Closed End Mortgage Multi-Family Conventional Commercial Non-Owner Occupied Secured by Non-farm, Non- residential Other Total Older $0 $0 $0 $0 $187 $0 $9,517 $27,600 $4,781 $0 $42,085 2003 - - - - - - 4,438 19,714 3,965 - 28,116 2004 - - - - - - 9,043 58,349 3,714 - 71,106 2005 - - - - - - 15,620 43,834 2,748 - 62,202 2006 - - - - 23 - 3,598 85,986 6,999 - 96,606 2007 - 2,064 - 215 246 - 2,514 125,640 27,161 - 157,840 2008 - - - - 125 - 3,767 113,353 2,806 - 120,050 2009 - 66 - - 68 294 - 7,219 - - 7,646 2010 387 - - - - - - 13,507 - - 13,893 2011 - 3,256 - - - - 126,802 96,077 22,229 41,807 290,171 2012 - - 303 6,448 1,645 - 10,071 67,413 22,915 6,989 115,783 Total $387 $5,386 $303 $6,662 $2,293 $294 $185,369 $658,690 $97,318 $48,796 $1,005,498 Totals may not foot due to rounding

First Mortgage Portfolio – by State

3rd Quarter 2012 Earnings Presentation

$ in thousands

State	AFS					HFI				
	ARM	Fixed	Balloon	Total	% of Total	ARM	Fixed	Balloon	Total	% of Total
CA	$ 31,193	$ 862,520	$ -	$ 893,713	36.0%	$ 609,455	$ 308,845	$ 32,078	$ 950,378	31.4%
FL	4,403	148,819	-	153,222	6.2%	283,974	119,773	7,863	411,610	13.6%
MI	4,342	125,268	-	129,610	5.2%	249,575	49,256	9,469	308,300	10.2%
WA	6,317	74,290	-	80,607	3.2%	94,476	38,031	7,106	139,613	4.6%
AZ	2,268	70,904	-	73,172	2.9%	86,984	37,151	2,480	126,615	4.2%
CO	3,877	63,373	-	67,250	2.7%	59,940	17,603	5,283	82,826	2.7%
MD	3,782	55,887	-	59,669	2.4%	51,274	24,480	6,032	81,786	2.7%
NY	934	55,670	-	56,604	2.3%	38,909	31,638	2,093	72,640	2.4%
VA	884	64,810	-	65,694	2.6%	48,870	19,414	3,501	71,785	2.4%
TX	4,714	142,695	-	147,409	5.9%	29,376	31,483	2,449	63,308	2.1%
NJ	1,132	48,337	-	49,469	2.0%	33,387	24,508	3,946	61,841	2.0%
NV	-	16,425	-	16,425	0.7%	41,647	16,733	1,167	59,547	2.0%
IL	2,768	54,351	-	57,119	2.3%	35,383	22,033	2,383	59,799	2.0%
GA	583	50,945	-	51,528	2.1%	34,528	21,082	3,346	58,956	1.9%
OH	1,201	30,126	-	31,327	1.3%	34,557	9,942	813	45,312	1.5%
Other	18,211	531,173	357	549,741	22.1%	267,065	151,703	17,323	436,091	14.4%
Total :	$ 86,609	$ 2,395,594	$ 357	$ 2,482,560	100%	$ 1,999,400	$ 923,675	$ 107,332	$ 3,030,407	100%

Note: Reflects unpaid principal balance of underlying loans before accounting adjustments for discounts and other items. Also excludes loans eligible for repurchase from Ginnie Mae pools.

Totals may not foot due to rounding

40

Flagstar Bancorp

3rd Quarter 2012 Earnings Presentation 41 First Mortgage Portfolio – by Vintage Note: Reflects unpaid principal balance of underlying loans before accounting adjustments for discounts and other items. Also excludes loans eligible for repurchase from Ginnie Mae pools. $ in thousands Year AFS HFI ARM Fixed Balloon Total % of Total ARM Fixed Balloon Total % of Total Older $ 1,654 $ 983 $ - $ 2,637 0.1% $ 52,396 $ 24,825 $ 673 $ 77,894 2.6% 2003 10,722 680 - 11,402 0.5% 159,763 26,095 6,625 192,483 6.4% 2004 7,915 828 - 8,743 0.4% 532,442 42,016 9,666 584,124 19.3% 2005 3,987 1,036 - 5,023 0.2% 552,403 69,429 3,398 625,230 20.6% 2006 1,672 3,811 89 5,572 0.2% 150,288 124,617 16,316 291,221 9.6% 2007 6,195 24,247 268 30,710 1.2% 443,372 467,889 68,000 979,261 32.3% 2008 528 12,454 - 12,982 0.5% 38,054 79,507 2,654 120,215 4.0% 2009 - 9,517 - 9,517 0.4% 12,305 48,780 - 61,086 2.0% 2010 5,186 2,882 - 8,068 0.3% 9,563 14,411 - 23,974 0.8% 2011 4,495 6,620 - 11,115 0.4% 25,263 19,727 - 44,989 1.5% 2012 44,254 2,332,537 - 2,376,791 95.7% 23,552 6,379 - 29,931 1.0% Total : $ 86,609 $ 2,395,594 $ 357 $ 2,482,560 100% $ 1,999,400 $ 923,676 $ 107,332 $ 3,030,407 100% Totals may not foot due to rounding

3rd Quarter 2012 Earnings Presentation 42 First Mortgage Portfolio – by Original FICO Note: Reflects unpaid principal balance of underlying loans before accounting adjustments for discounts and other items. Also excludes loans eligible for repurchase from Ginnie Mae pools. $ in thousands FICO AFS HFI ARM Fixed Balloon Total % of Total ARM Fixed Balloon Total % of Total < 580 637 10,336 - 10,973 0.4% 40,170 26,837 775 67,782 2.2% 580 - 619 - 11,558 268 11,826 0.5% 31,649 36,562 1,679 69,890 2.3% 620 - 659 1,376 126,008 89 127,473 5.1% 125,305 89,772 5,004 220,081 7.3% 660 - 699 6,555 343,070 - 349,625 14.1% 533,149 245,643 38,156 816,948 27.0% > 699 78,041 1,904,622 - 1,982,663 79.9% 1,269,127 524,862 61,719 1,855,707 61.2% Total : $ 86,609 $ 2,395,594 $ 357 $ 2,482,560 100% $ 1,999,400 $ 923,676 $ 107,332 $ 3,030,407 100%

3rd Quarter 2012 Earnings Presentation 43 First Mortgage Portfolio – by Original LTV Note: Reflects unpaid principal balance of underlying loans before accounting adjustments for discounts and other items. Also excludes loans eligible for repurchase from Ginnie Mae pools. $ in thousands Original LTV AFS HFI ARM Fixed Balloon Total % of Total ARM Fixed Balloon Total % of Total < 70 $ 40,246 $ 680,080 $ - $ 720,327 29.0% $ 528,416 $ 233,090 $ 23,917 $ 785,423 25.9% 70 - 79.99 35,041 625,423 - 660,465 26.6% 1,209,596 496,614 63,012 1,769,222 58.4% 80 - 89.99 4,565 214,057 89 218,711 8.8% 129,338 73,715 13,791 216,844 7.2% 90 - 99.99 6,756 673,923 268 680,947 27.4% 126,318 109,726 6,344 242,388 8.0% 100 - 109.99 - 110,305 - 110,305 4.4% 5,491 8,654 149 14,294 0.5% 110 - 124.99 - 44,134 - 44,134 1.8% 241 1,877 - 2,118 0.1% > 124.99 - 47,671 - 47,671 1.9% - - 119 119 0.0% Total: $ 86,609 $ 2,395,594 $ 357 $ 2,482,560 100% $ 1,999,400 $ 923,676 $ 107,332 $ 3,030,407 100% Totals may not foot due to rounding

3rd Quarter 2012 Earnings Presentation 44 First Mortgage Portfolio – by HPI Adjusted LTV Note: Reflects unpaid principal balance of underlying loans before accounting adjustments for discounts and other items. Also excludes loans eligible for repurchase from Ginnie Mae pools. The housing price index (HPI adjusted) LTV is updated from the original LTV based on Metropolitan Statistical Area-level Office of Federal Housing Enterprise Oversight (OFHEO) data. $ in thousands HPI Adjusted LTV AFS HFI ARM Fixed Balloon Total % of Total ARM Fixed Balloon Total % of Total < 70 $ 50,085 $ 688,430 $ - $ 738,515 29.7% $ 392,689 $ 106,291 $ 8,169 $ 507,149 16.7% 70 - 79.99 24,358 607,036 89 631,482 25.4% 313,763 86,336 9,778 409,877 13.5% 80 - 89.99 4,130 219,069 - 223,199 9.0% 312,303 128,423 16,316 457,042 15.1% 90 - 99.99 7,822 665,997 - 673,819 27.1% 264,068 144,851 19,421 428,340 14.1% 100 - 109.99 214 106,721 268 107,203 4.3% 262,558 161,373 21,417 445,348 14.7% 110 - 124.99 - 53,004 - 53,004 2.1% 225,574 149,479 16,015 391,068 12.9% > 124.99 - 55,338 - 55,338 2.2% 228,445 146,924 16,216 391,584 12.9% Total : $ 86,609 $ 2,395,594 $ 357 $ 2,482,560 100% $ 1,999,400 $ 923,676 $ 107,332 $ 3,030,407 100% Totals may not foot due to rounding

3rd Quarter 2012 Earnings Presentation Totals may not foot due to rounding 45 Real Estate Owned Portfolio $ in thousands Commercial % Receivership % Construction % Manufactured Homes % Single Family Homes % Total % Current Month $ 1,555 3.8% $ - 0.0% $ 591 18.9% $ 53 15.3% $ 3,941 7.4% $ 6,141 5.1% 30 days 7,994 19.6% 5,010 39.5% 363 11.6% 33 9.4% 7,780 14.6% 21,179 17.7% 60 days 7,018 17.2% - 0.0% 495 15.9% 140 39.9% 7,582 14.2% 15,235 12.8% 90 days 5,058 12.4% - 0.0% 507 16.2% - 0.0% 2,117 4.0% 7,681 6.4% 91 - 180 days 2,992 7.3% 701 5.5% 329 10.5% 36 10.4% 9,310 17.5% 13,368 11.2% 181 - 365 days 5,814 14.2% 2,338 18.4% 723 23.1% 54 15.5% 12,882 24.2% 21,811 18.3% 1 - 2 years 5,522 13.5% 4,637 36.6% 118 3.8% - 0.0% 7,853 14.8% 18,131 15.2% 2 - 3 years 2,708 6.6% - 0.0% - 0.0% 33 9.5% 963 1.8% 3,705 3.1% 3 - 4 years 111 0.3% - 0.0% - 0.0% - 0.0% 795 1.5% 906 0.8% 4 - 5 years 2,040 5.0% - 0.0% - 0.0% - 0.0% 6 0.0% 2,046 1.7% Reconciling Items - 0.0% - 0.0% - 0.0% - 0.0% - 0.0% - 0.0% Loans to Facilitate - 0.0% - 0.0% - 0.0% - 0.0% - 0.0% 9,266 7.8% Total $ 40,813 100.0% $ 12,687 100.0% $ 3,125 100.0% $ 350 100.0% $ 53,228 100.0% $ 119,468 100.0%

Asset Quality by Loan Type - HFI

3rd Quarter 2012 Earnings Presentation

$ in thousands

Loan Type	Balance	Non-performing Loans	% of Balance	% of Overall NPLs	Q3 '12 Charge Offs, Net of Recoveries	Collectively Evaluated Reserves (1)	Individually Evaluated Reserves (2)	Total Reserves
Residential first mortgage	$3,086,025	$268,141	11.03%	69.55%	$18,101	$74,972	$129,903	$204,875
Second mortgage	122,286	4,406	5.23%	1.31%	3,561	12,477	6,410	18,887
Construction	70	70	100.00%	0.01%	-	-	-	-
Warehouse	1,307,292	28	0.00%	0.01%	-	1,038	-	1,038
HELOC	192,117	3,435	4.56%	1.79%	1,438	15,216	2,340	17,556
Consumer	53,188	240	2.23%	0.24%	445	2,207	-	2,207
Commercial RE	1,005,498	122,585	13.18%	27.07%	11,071	47,113	1,722	48,835
Commercial NRE	785,922	43	0.01%	0.02%	(21)	11,582	20	11,602
Total:	$6,552,399	$489,559	7.47%	100.00%	$34,595	$164,606	$140,394	$305,000

(1) Represents loans collectively evaluated for impairment in accordance with ASC 450-20, Loss Contingencies (formerly FAS 5), and pursuant to amendments by ASU 2010-20 regarding allowance for unimpaired loans

(2) Represents loans individually evaluated for impairment in accordance with ASC 310-10, Receivables (formerly FAS 114), and pursuant to amendments by ASU 2010-20 regarding allowance for impaired loans.

Note: Non-performing loans include 90+ days delinquent and matured, and performing non-accruals.

Totals may not foot due to rounding

Flagstar Bancorp

46

3rd Quarter 2012 Earnings Presentation 47 Non-performing Loans HFI – by State Note: Non-performing loans include 90+ days delinquent and matured, and performing non-accruals. Excludes participations and first mortgage repurchases. $ in thousands State Mortgage Percent of Mortgage Second Mortgage HELOC Commercial Real Estate Commercial Construction Consumer Warehouse Total Percent of Total CA $58,970 22.0% $741 $440 $17,618 $- $- $1 $- $77,770 19.5% FL 56,120 20.9% 489 80 4,711 - - - - 61,401 15.4% MI 14,590 5.4% 544 1,361 34,169 43 - 204 - 50,912 12.8% VA 3,874 1.4% - 121 34,213 - - - - 38,208 9.6% GA 5,414 2.0% 33 25 20,946 - - 3 - 26,422 6.6% NY 13,004 4.8% 87 349 - - - - - 13,440 3.4% NJ 11,036 4.1% 44 66 - - - - - 11,146 2.8% WA 10,026 3.7% 548 273 - - - - - 10,847 2.7% NV 6,727 2.5% 74 - 2,547 - - - - 9,349 2.3% TX 8,558 3.2% 36 - - - - - - 8,593 2.2% IL 6,050 2.3% 131 3 2,080 - - - - 8,264 2.1% AZ 8,004 3.0% 178 51 - - - - - 8,233 2.1% MD 7,813 2.9% 153 - - - - - - 7,966 2.0% CO 4,334 1.6% 226 - - - - - - 4,561 1.1% IN 2,095 0.8% 183 29 2,064 - 70 15 - 4,456 1.1% Other 51,525 19.2% 938 636 4,237 - - 18 28 57,382 14.4% Total $268,141 100.0% $4,406 $3,435 $122,585 $43 $70 $240 $28 $398,948 100.0% Totals may not foot due to rounding

3rd Quarter 2012 Earnings Presentation 48 Non-performing Loans HFI – by Vintage Note: Non-performing loans include 90+ days delinquent and matured, and performing non-accruals. Excludes participations and first mortgage repurchases. $ in thousands Vintage Mortgage Percent of Mortgage Second Mortgage HELOC Commercial Real Estate Commercial Construction Consumer Warehouse Total Percent of Total Older $13,889 5.2% $396 $1,258 $6,562 $- $70 $16 $- $22,191 5.6% 2004 23,537 8.8% 141 116 2,830 - - 1 - 26,626 6.7% 2005 26,954 10.1% 201 80 6,512 - - 96 - 33,843 8.5% 2006 20,621 7.7% 282 297 34,019 - - 1 - 55,220 13.8% 2007 102,105 38.1% 3,020 1,441 40,946 - - 39 - 147,551 37.0% 2008 43,335 16.2% 346 237 9,761 5 - 25 - 53,710 13.5% 2009 14,199 5.3% 19 - 593 - - - 28 14,840 3.7% 2010 4,648 1.7% - - 8,263 - - 44 - 12,956 3.2% 2011 6,085 2.3% - 5 13,098 38 - 15 - 19,242 4.8% 2012 12,767 4.8% - - - - - 2 - 12,769 3.2% Total $268,141 100.0% $4,406 $3,435 $122,585 $43 $70 $240 $28 $398,948 100% Totals may not foot due to rounding

3rd Quarter 2012 Earnings Presentation Totals may not foot due to rounding 49 Non – GAAP Reconciliation $ in millions Q3 2012 Q2 2012 Q1 2012 Q4 2011 Q3 2011 Q2 2011 Q1 2011 Q4 2010 Q3 2010 Gain (loss) before tax provision and dividends $60.7 $87.9 ($7.3) ($74.9) ($9.2) ($69.9) ($26.7) ($185.3) ($17.9) Add back: Provision for loan losses 52.6 58.4 114.7 63.5 36.7 48.4 28.3 225.4 51.4 Asset resolution 12.5 20.9 36.8 32.4 34.5 23.3 38.1 41.8 44.3 Other than temporary impairment on investments AFS 0.0 1.0 1.2 7.1 1.3 15.6 0.0 1.3 0.0 Representation and warranty reserve 124.5 46.0 60.5 69.3 39.0 21.4 20.4 10.3 13.0 Write down of residual interest 0.1 1.2 0.4 0.8 0.2 2.3 2.4 (3.8) 4.7 Reserve increase for reinsurance 0.0 0.0 0.0 0.0 0.0 0.0 0.0 0.0 0.0 Total credit related costs: 189.7 127.6 213.6 173.2 111.7 110.9 89.2 275.0 113.3 Pre-tax, pre-credit-cost revenue $250.4 $215.5 $206.3 $98.3 $102.5 $41.0 $62.5 $89.7 $95.4

3rd Quarter 2012 Earnings Presentation 50 Non – GAAP Reconciliation $ in millions Sep 30, 2012 Jun 30, 2012 Sep 30, 2011 Non-performing assets $518.4 $538.8 $558.3 Tier 1 Capital 1,379.7 1,296.0 1,273.9 Allowance for Loan Losses 305.0 287.0 282.0 Tier 1 Capital + Allowance for Loan Losses 1,684.7 1,583.0 1,555.9 Non-performing assets/ Tier 1 Capital + Allowance for Loan Losses 30.77% 34.04% 35.88% $ in millions Sep 30, 2012 Jun 30, 2012 Sep 30, 2011 Tier 1 capital $1,379.7 $1,296.0 $1,273.9 Preferred stock (266.7) (266.7) (266.7) Qualifying trust preferred securities (240.0) (240.0) (240.0) Tier 1 common 873.0 789.3 767.2 Total risk-weighted assets 8,461.1 8,224.3 7,780.8 Tier 1 common/ Total risk-weighted assets 10.32% 9.60% 9.86% Totals may not foot due to rounding

FBC LISTED NYSE 51 3rd Quarter 2012 Earnings Presentation